UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 22, 2003


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

              Delaware                                      64-0740905
     (State or other jurisdiction                        (I. R. S. Employer
  of incorporation or organization)                      Identification No.)

 3406 West Main Street, Tupelo, MS                             38801
(Address of principal executive offices)                     (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 842-2834

Item 5.  Other Events and Regulation FD Disclosure.

     As disclosed in a press release dated September 22, 2003, Jack W. Busby, Jr., the President, Chief Operating Officer and a Director of Hancock Fabrics, Inc., will retire from all positions at the end of the current fiscal year, ending February 1, 2004. In accordance with the terms of Hancock Fabrics' restricted stock plans, all restricted shares held by Mr. Busby will vest immediately upon his retirement. Accordingly, the deferred compensation that otherwise would have been amortized subsequent to February 1, 2004, $495,000, will be expensed over the remainder of this fiscal year.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1 Press release issued by Hancock Fabrics, Inc., dated September 22, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 HANCOCK FABRICS, INC.
                                                     (Registrant)

                                                 By:  /s/ Bruce D. Smith
                                                     --------------------------
                                                          Bruce D. Smith

                                                   Senior Vice President and
                                                    Chief Financial Officer
                                                   (Principal Financial and
                                                      Accounting Officer)

September 22, 2003

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 June 11, 2003

                                                                   Exhibit 99.1

Hancock Fabrics, Inc.                                     FOR IMMEDIATE RELEASE
Corporate Headquarters
3406 West Main Street
Tupelo, MS  38801                                         September 22, 2003


Released by:    Ellen Kennedy
                (662) 842-2834, Ext. 109


            JACK W. BUSBY, JR., HANCOCK'S COO, TO RETIRE AT YEAR END


Hancock Fabrics, Inc. (NYSE symbol: HKF), today announced that Jack W. Busby, Jr., 60, President and Chief Operating Officer, will retire from the Company effective at the end of the current fiscal year ending February 1, 2004, as contemplated in the Company's succession planning process. Mr. Busby joined Hancock Fabrics in 1966 as Store Manager in Gulfport, Mississippi, was promoted to District Manager in the Louisiana market in 1970 and was elected Vice President-Regional Operations Manager in 1984. He was elected Executive Vice President-Chief Operating Officer in 1996, became President of the Company and joined Hancock's Board of Directors in 1997.

James A. Austin, 49, Executive Vice President-Operations, has been named Chief Operating Officer effective with Mr. Busby's retirement. Mr. Austin joined Hancock Fabrics in 2001 with over 20 years of progressive responsibilities in retail merchandising and marketing, most recently with Wards, Tuesday Morning and Waccamaw Pottery.

Larry G. Kirk, Chairman and Chief Executive Officer, said, "It's difficult to adequately measure the positive impact that Jack Busby has made on Hancock Fabrics in 37 years of service in a wide range of responsibilities. Certainly, he's been a trusted friend and advisor to me. Jack and Jamie Austin have worked closely over the last two years in effecting a smooth transition of responsibility, and both Jack and I, and our Board of Directors, are confident in Jamie's ability to lead our Store Operations, Merchandising and Distribution activities."

Hancock Fabrics, Inc. is a retail and wholesale merchant of fabric and related home sewing and decorating accessories. The Company operates 432 retail fabric stores in 42 states, supplies various independent wholesale customers and operates an internet store under its two domain names, www.hancockfabrics.com and www.homedecoratingaccents.com.

Released at 4:00 p.m.
Tupelo, MS